EXHIBIT 10.40

                                 PROMISSORY NOTE

    $720,666                                                       June 15, 2007

         FOR  VALUE  RECEIVED,  the  undersigned,   COLIN  DYNE,  an  individual
("MAKER"), hereby promises to pay to TAG-IT PACIFIC, INC., a Delaware corporation, or assigns ("PAYEE"), in lawful money of the United States of America, the principal sum of Seven Hundred Twenty Thousand Six Hundred Sixty Six Dollars ($720,666). From and after the date hereof, interest shall accrue on the unpaid balance from time to time outstanding until the principal balance is paid in full, at a rate of seven and one-half percent (7.5%) per annum, compounded monthly. The entire unpaid principal balance of this Note, together with accrued interest, shall be due and payable within fifteen (15) days following receipt by Maker of written demand therefor from Payee.


                                     MAKER:

                                     /S/ COLIN DYNE
                                     -----------------------------
                                     Colin Dyne
                                     Date Executed:  June 27, 2007